STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

ROBERT ROSNER
PAN OCEAN CONSULTING
134-9663 SANTA MONICA BLVD
BEVERLY HILLS, CA 90210

Job:C20151105-1179
November 5, 2015

Special Handling Instructions:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Articles of Incorporation	20150488497-48	11/5/2015 12:25:34 PM	1	$275.00	$275.00
Copies - Certification of Document	20150488497-48	11/5/2015 12:25:34 PM	1	$30.00	$30.00
Initial List	20150488498-59	11/5/2015 12:25:46 PM	1	$150.00	$150.00
Business License 11/2015-11/2016	20150488498-59	11/5/2015 12:25:46 PM	1	$500.00	$500.00
Total					$955.00

Payments

Type	Description	Amount
Credit	010497|15110500085684	$955.00
Total		$955.00

Credit Balance: $0.00

Job Contents:

Certified File Stamped Copy(s):	1
Corp Charter(s):	1
File Stamped Copy(s):	1
Business License(s):	1

ROBERT ROSNER
PAN OCEAN CONSULTING
134-9663 SANTA MONICA BLVD
BEVERLY HILLS, CA 90210

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

November 5, 2015

Job Number: C20151105-1179
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20150488497-48	Articles of Incorporation	2 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20151105-1179
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20150488497-48
Barbara K. Cegavske (signature)	Filing Date and Time 11/05/2015 12:25 PM
Barbara K. Cegavske, Secretary of State, State of Nevada	Entity Number E0522752015-1

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: CABO VERDE CAPITAL INC.

2. Registered Agent for Service of Process: (check only one box)

- [X] Commercial Registered Agent: MYNEWCOMPANY.COM, INC. (Name)
- [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity:

Street Address: ______ City: ______ Nevada Zip Code: ______

Mailing Address (if different from street address): ______ City: ______ Nevada Zip Code: ______

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 500000000 — Par value per share: $ 0.000010 — Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) JOHN DUGGAN (Name)
AV. ENG. DUARTE PACHECO, N 143/145, 2 (Street Address) — ALMANCIL, PRT (City) — PR (State) — 8135-104 (Zip Code)

2) SCOTT YOUNG (Name)
AV. ENG. DUARTE PACHECO, N 143/145, 2 (Street Address) — ALMANCIL, PRT (City) — PR (State) — 8135-104 (Zip Code)

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

JOHN DUGGAN (Name) — X JOHN DUGGAN (**Incorporator Signature**)

AV. ENG. DUARTE PACHECO, N 143/145, 2 (Address) — ALMANCIL, PRT (City) — PR (State) — 8135-104 (Zip Code)

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X MYNEWCOMPANY.COM, INC. — 11/5/2015

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

180304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of CABO VERDE CAPITAL INC.

Name of Represented Business Entity

I, MyNewCompany.com,Inc. am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

and hereby state that on 11/04/2015 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]

Authorized Signature of R.A. or On Behalf of R.A. Company

11/04/2015

Date

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer

Date

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, BARBARA K. CEGAVSKE, the duly elected and qualified Nevada Secretary of State, do hereby certify that **CABO VERDE CAPITAL INC.**, did on November 5, 2015, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 5, 2015.

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20151105-1179
You may verify this certificate
online at **http://www.nvsos.gov/**

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CABO VERDE CAPITAL INC. | E0522752015-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2015 TO NOV, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20150488498-59
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 11/05/2015 12:25 PM
	Entity Number E0522752015-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001127007

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JOHN DUGGAN	PRESIDENT (OR EQUIVALENT OF)	AV. ENG. DUARTE PACHECO, N 143/145, 2 , PRT	ALMANCIL		8135-104
JOHN DUGGAN	SECRETARY (OR EQUIVALENT OF)	AV. ENG. DUARTE PACHECO, N 143/145, 2 , PRT	ALMANCIL		8135-104
JOHN DUGGAN	TREASURER (OR EQUIVALENT OF)	AV. ENG. DUARTE PACHECO, N 143/145, 2 , PRT	ALMANCIL		8135-104
JOHN DUGGAN	DIRECTOR	AV. ENG. DUARTE PACHECO, N 143/145, 2 , PRT	ALMANCIL		8135-104

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOHN DUGGAN

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 11/5/2015 12:25:38 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

CABO VERDE CAPITAL INC.

ENTITY NUMBER
E0522752015-1

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SCOTT YOUNG	DIRECTOR	AV. ENG. DUARTE PACHECO, N 143/145, 2 , PRT	ALMANCIL		8135-104

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

CABO VERDE CAPITAL INC.

Nevada Business Identification # NV20151663265

Expiration Date: November 30, 2016

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 5, 2015

BARBARA K. CEGAVSKE
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.